Exhibit 10.8

URANIUM ROYALTY CORP.

LONG-TERM INCENTIVE PLAN

(Adopted July 27, 2026)

SECTION 1.	ESTABLISHMENT AND PURPOSE OF THIS PLAN

Uranium Royalty Corp., a Delaware corporation (the “Company”), wishes to establish this long-term incentive plan (this “Plan”). The purpose of this Plan is to promote the long-term success of the Company and its Subsidiaries and the creation of stockholder value by: (a) encouraging the attraction and retention of Directors, Key Employees and Consultants of the Company and its Subsidiaries; (b) encouraging such Directors, Key Employees and Consultants to focus on critical long-term objectives; and (c) promoting greater alignment of the interests of such Directors, Key Employees and Consultants with the interests of the Company and its Subsidiaries.

To this end, this Plan provides for the grant of Restricted Share Units, Performance Share Units, Deferred Share Units, Options and Stock Appreciation Rights to Directors, Key Employees and Consultants of the Company and its Subsidiaries as further described in this Plan.

This Plan is a “fixed” plan, permitting the issuance of up to 37,721,062 Shares in respect of Awards granted hereunder.

SECTION 2.	DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below:

(a)	“Award” means any award of Restricted Share Units, Performance Share Units, Deferred Share Units, Options or SARs granted under this Plan;

(b)	“Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under this Plan;

(c)	“Board” means the board of directors of the Company;

(d)	“Cause” shall have the meaning set forth in the applicable Award Agreement.

(e)	“Certificate” means either a certificate representing Shares or a confirmation evidencing Shares issued in book-entry form;

(f)	“Change of Control” means the acquisition by any person or by any person and a joint actor, whether directly or indirectly, of (i) voting securities (as such terms are interpreted in the Securities Act) of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a person acting as a group totals for the first time more than 50 percent of the outstanding voting securities of the Company or (ii) all or substantially all of the Company’s assets; provided, however, to the extent an Award is subject to Section 409A of the Code, that such event also constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets, in accordance with Section 409A of the Code;

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(g)	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

(h)	“Committee” means such committee of the Board performing functions in respect of compensation as may be determined by the Board from time to time;

(i)	“Company” means Uranium Royalty Corp., a Delaware corporation;

(j)	“Consultant” means any natural person (other than a Key Employee or Director) that:

(i)	is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Company or a Subsidiary, other than services rendered in connection with the offer or sale of securities in a capital raising transaction and that directly or indirectly promotes or maintains a market for the Company’s securities;

(ii)	provides the services under a written contract between the Company or a Subsidiary and the person, as the case may be;

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time on the affairs and business of the Company or a Subsidiary; and

(iv)	has a relationship with the Company or a Subsidiary that enables the person to be knowledgeable about the business and affairs of the Company.

(k)	“Current Market Price” means the closing price of the Shares on the last Trading Day immediately prior to the relevant measurement date (i.e., the Grant Date, conversion date, or exercise date);

(l)	“Deferred Share Unit” means a right to receive, on a deferred basis, a payment in either Shares or cash as provided in Section 5(c) hereof, subject to the terms and conditions of this Plan and the applicable Award Agreement;

(m)	“Determination Date” means a date determined by the Board in its sole discretion but not later than 90 days after the expiry of a Performance Cycle and provided that in the event of a Change of Control, the Determination Date shall be the closing date of the Change of Control;

(n)	“Director” means a member of the Board;

(o)	“Disability” means any medical condition which qualifies a Participant for benefits under a long-term disability plan of the Company or Subsidiary, if any;

(p)	“Effective Date” has the meaning ascribed thereto in Section 8;

(q)	“Election Form” means the form to be completed by a Director specifying the amount of Fees he or she wishes to receive in Deferred Share Units under this Plan;

(r)	“Eligible Person” means a Director, Key Employee or Consultant;

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(s)	“Exchange” means the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, or such other exchange upon which the Shares of the Company may become listed for trading;

(t)	“Exempt Shares” has the meaning set forth in Section 4(a)(vi) hereof.

(u)	“Fees” means any annual board retainer, chair fees, meeting attendance fees or any other fees payable to a Director by the Company;

(v)	“Grant Date” means, for any Award, the date specified by the Board as the grant date at the time it grants the Award or, if no such date is specified, the date upon which the Award was actually granted;

(w)	“Key Employees” means employees, including officers, whether Directors or not, and including both full-time and part-time employees of the Company or any Subsidiary who, by the nature of their positions or jobs are, in the opinion of the Board, in a position to contribute to the success of the Company;

(x)	“Market Unit Price” means the value of a Share determined by reference to the five-day volume weighted average trading price of a Share on the immediately preceding five Trading Days on which trading in the Shares took place;

(y)	“Options” means nonqualified stock options entitling the holder thereof to purchase Shares;

(z)	“Participant” means any Eligible Person to whom an Award under this Plan is granted;

(aa)	“Participant’s Account” means a notional account maintained for a Participant, which will show any Restricted Share Units, Performance Share Units, Deferred Share Units, Options or SARs credited to a Participant from time to time under this Plan;

(bb)	“Performance-Based Award” means an Award in respect of Performance Share Units or Restricted Share Units;

(cc)	“Performance Criteria” means criteria established by the Board which, without limitation, may include criteria based on the Participant’s personal performance and/or financial performance of the Company and its Subsidiaries, and that are to be used to determine the vesting of Performance Share Units;

(dd)	“Performance Cycle” means the applicable performance cycle of the Performance Share Units as may be specified by the Board in the applicable Award Agreement, which shall be on a calendar year basis;

(ee)	“Performance Share Unit” means a right awarded to a Participant to receive a payment in Shares as provided in Section 5(b) hereof, subject to the terms and conditions of this Plan and the applicable Award Agreement;

(ff)	“Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or governmental authority or body;

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(gg)	“Reprice” means any of the following or any other action that has the same effect: (i) amending an Option or SAR to reduce its exercise price or base price, (ii) canceling an Option or SAR at a time when its exercise price or base price exceeds the Current Market Price of a Share in exchange for cash or an Option, SAR, award of Restricted Shares Units or other equity award with an exercise price or base price less than the exercise price or base price of the original Option or SAR, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 2(hh) shall prevent the Committee from making adjustments pursuant to Section 4(c) hereof.

(hh)	“Restriction Period” means the time period between the Grant Date and the Vesting Date of an Award of Restricted Share Units specified by the Board in the applicable Award Agreement, which period shall be no less than 12 months;

(ii)	“Restricted Share Unit” means a right awarded to a Participant to receive a payment in Shares as provided in Section 5(a) hereof, subject to the terms and conditions of this Plan and the applicable Award Agreement;

(jj)	“Retirement” means, except as otherwise provided in the applicable Award Agreement, retirement from active employment with the Company or a Subsidiary with the consent of an officer of the Company or the Subsidiary;

(kk)	“SA Rights” has the meaning set out in Section 5(e)(i);

(ll)	“SAR” has the meaning set out in Section 5(e)(i);

(mm)	“SAR Amount” has the meaning set out in Section 5(e)(iii);

(nn)	“SAR Grant Price” has the meaning set out in Section 5(e)(ii);

(oo)	“Securities Act” means the U.S. Securities Act of 1933, as amended, from time to time;

(pp)	“Security-Based Compensation Arrangement” shall mean a stock option, stock option plan, employee stock purchase plan, long-term incentive plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more full-time employees, officers, service providers or Consultants of the Company or a Subsidiary, including a share purchase from treasury by a full-time employee, officer, service provider or Consultant which is financially assisted by the Company or a Subsidiary by way of loan, guarantee or otherwise;

(qq)	“Shares” means the common shares of the Company;

(rr)	“Subsidiary” (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies;

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(ss)	“Termination Date” means, as applicable: (i) in the event of a, voluntary termination (including Retirement) or termination of employment or service as a result of a Disability, the date on which such Participant ceases to be an employee, Consultant, or Director of the Company or a Subsidiary; and (ii) in the event of termination of the Participant’s employment by or services to the Company or a Subsidiary, the date on which such Participant is advised by the Company or a Subsidiary, in writing or verbally, that his or her services are no longer required;

(tt)	“Trading Day” means any date on which the Exchange is open for trading; and

(uu)	“Vesting Date” means in respect of any Award, the date when the Award is vested in accordance with the provisions of this Plan and the applicable Award Agreement. The Vesting Date for Awards shall not be earlier than the one year anniversary of the Grant Date, other than Awards granted to Directors on the date of an annual meeting of the Company’s stockholders, which may vest on the earlier of the one year anniversary of the Grant Date or the date of the next annual stockholders’ meeting which is at least 50 weeks after the Grant Date. Except as otherwise provided herein or an Award Agreement, the Board may not accelerate the Vesting Date or waive the Restriction Period with respect to an Award except upon (i) the Participant’s death or Disability, (ii) upon the Participant’s termination of service due to Retirement, or (iii) upon the Company’s termination of the Participant’s employment without Cause within 60 days prior to or 24 months following a Change of Control as provided in Section 5 hereof. Notwithstanding the foregoing, the Board may grant an Award that vests earlier than as provided by this Section 2(vv) or may accelerate the Vesting Date earlier than as permitted by this Section 2(vv) but only if the Board designates the Shares subject to such Award as Exempt Shares and the aggregate number of Exempt Shares so designated by the Board since the Effective Date does not exceed the limit set forth in Section 4(a)(vi) hereof.

SECTION 3.	ADMINISTRATION

(a)	BOARD TO ADMINISTER PLAN. Except as otherwise provided herein, this Plan shall be administered by the Board and the Board shall have full authority to administer this Plan, including the authority to interpret and construe any provision of this Plan and to adopt, amend and rescind such rules and regulations for administering this Plan as the Board may deem necessary in order to comply with the requirements of this Plan.

(b)	Delegation to Committee. All of the powers exercisable hereunder by the Board may, to the extent permitted by applicable law and as determined by resolution of the Board, be delegated to and exercised by the Committee or such other committee as the Board may determine.

(c)	INTERPRETATION. All actions taken and all interpretations and determinations made or approved by the Board in good faith shall be final and conclusive and shall be binding on the Participants and the Company.

(d)	NO LIABILITY. No Director shall be personally liable for any action taken or determination or interpretation made or approved in good faith in connection with this Plan and the Directors shall, in addition to their rights as Directors, be fully protected, indemnified and held harmless by the Company with respect to any such action taken or determination or interpretation made. The appropriate officers of the Company are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of this Plan and of the rules and regulations established for administering this Plan. All costs incurred in connection with this Plan shall be for the account of the Company.

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SECTION 4.	SHARES AVAILABLE FOR AWARDS

(a)	LIMITATIONS ON SHARES AVAILABLE FOR ISSUANCE.

(i)	The aggregate number of Shares issuable under this Plan in respect of Awards shall not exceed 37,721,062 Shares;

(ii)	The total number of Shares issuable to any Participant under this Plan, at any time, together with Shares reserved for issuance to such Participant under all of the Company’s other Security-Based Compensation Arrangements, shall not exceed five percent of the issued and outstanding Shares;

(iii)	The total number of Shares issuable to non-executive Directors under this Plan (excluding, for this purpose, the Chair of the Board, if any) shall not exceed three percent of the issued and outstanding Shares;

(iv)	The total number of Shares issuable to any Consultant shall not exceed two percent of the issued and outstanding Shares in any twelve-month period;

(v)	The grant value of Shares issued or reserved for issuance pursuant to Options granted under this Plan to any one non-executive Director (excluding, for this purpose, the Chair of the Board, if any) plus the number of Shares that are reserved at that time for issue or are issuable to such non-executive Director pursuant to any other Security-Based Compensation Arrangements shall not exceed $100,000 in any fiscal year, calculated by the Company based on the Current Market Price determined as of the Grant Date.

(vi)	No more than five percent (5%) of the Shares that may be delivered pursuant to Awards under Section 4(a)(i) hereof may be shares designated as “Exempt Shares”.

(b)	ACCOUNTING FOR AWARDS. For the purposes of this Section 4:

(i)	If an Award is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the Grant Date of such Award against the aggregate number of Shares available for granting Awards under this Plan; and

(ii)	Notwithstanding anything herein to the contrary, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, surrender (excluding a “net surrender” under Section 5(d)(xii) and shares withheld on vesting or exercise of an Award for purposes of paying tax withholdings), or otherwise without the issuance of such Shares, shall be available again for granting Awards under this Plan.

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(c)	ANTI-DILUTION. If the number of outstanding Shares is increased or decreased as a result of a stock split, merger, consolidation, recapitalization or partial or complete liquidation of the Company and not as a result of the issuance of Shares for additional consideration or by way of stock dividend, the Board shall make adjustments as it deems appropriate and equitable to prevent the enlargement or dilution of rights of Participants. Any determinations by the Board as to the required adjustments shall be made in its sole discretion and all such adjustments shall be conclusive and binding for all purposes under this Plan.

SECTION 5.	AWARDS

(a)	RESTRICTED SHARE UNITS

(i)	ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of Restricted Share Units to Directors, Key Employees and Consultants. Restricted Share Units granted to a Participant shall be credited, as of the Grant Date, to the Participant’s Account. The number of Restricted Share Units to be credited to a Participant shall be determined by the Board in its sole discretion in accordance with this Plan. Each Restricted Share Unit shall, contingent upon the lapse of any restrictions, represent one Share. The number of Restricted Share Units granted pursuant to an Award and the Restriction Period in respect of such Restricted Share Units shall be specified in the applicable Award Agreement. To the extent a Restricted Share Unit issued under the Plan is subject to Section 409A of the Code, it shall be issued in compliance with the applicable requirements of Section 409A of the Code and the regulations and other guidance issued thereunder. Notwithstanding anything to the contrary contained herein, any Restricted Share Units based on Shares or in whole or in part on the value of the underlying Shares or other securities of the Company, may not provide for the payment of dividends or dividend equivalents prior to the Vesting Date, but may only provide that dividends or dividend equivalents accrued during the Restriction Period shall be payable at the time such Restricted Share Units vest and are paid.

(ii)	RESTRICTIONS. Restricted Share Units shall be subject to such restrictions as the Board, in its sole discretion, may establish in the applicable Award Agreement, which restrictions may lapse separately or in combination at such time or times and on such terms, conditions and satisfaction of objectives as the Board may, in its discretion, determine at the time an Award is granted.

(iii)	VESTING. All Restricted Share Units will vest and become payable by the issuance of Shares at the end of the Restriction Period if all applicable restrictions have lapsed, as such restrictions may be specified in the Award Agreement.

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(iv)	CHANGE OF CONTROL. Except as otherwise provided by Section 5(f)(i) hereof, in the event of a Change of Control, and if a Participant is terminated by the Company or a Subsidiary without Cause within 60 days prior to or 24 months following such Change of Control, all restrictions upon any Restricted Share Units shall lapse immediately upon the later of the Change of Control or such termination and all such Restricted Share Units shall become fully vested in the Participant and will accrue to the Participant in accordance with Section 5(a)(x) hereof.

(v)	DEATH. Other than as may be set forth in the applicable Award Agreement, upon the death of a Participant, any Restricted Share Units granted to such Participant which, prior to the Participant’s death, have not vested, will be immediately and automatically forfeited and cancelled without further action and without any cost or payment, and the Participant or his or her estate, as the case may be, shall have no right, title or interest therein whatsoever. Any Restricted Share Units granted to such Participant which, prior to the Participant’s death, had vested pursuant to the terms of the applicable Award Agreement will accrue to the Participant’s estate in accordance with Section 5(a)(x) hereof.

(vi)	TERMINATION OF EMPLOYMENT.

A.	Where, in the case of a Key Employee, a Participant’s employment is terminated by the Company or a Subsidiary for Cause, all Restricted Share Units granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date.

B.	Where, in the case of a Key Employee, a Participant’s employment terminates by reason of termination by the Company or a Subsidiary without Cause or by voluntary termination (including Retirement) by the Participant, all Restricted Share Units granted to the Participant under this Plan that have not vested will, unless the applicable Award Agreement provides otherwise and subject to the provisions below, immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date, provided, however, that any Restricted Share Units granted to such Participant which, prior to the Participant’s termination without Cause or voluntary termination (including Retirement), had vested pursuant to the terms of the applicable Award Agreement will accrue to the Participant in accordance with Section 5(a)(x) hereof.

C.	Upon termination of a Participant’s employment with the Company or a Subsidiary, the Participant’s eligibility to receive further grants of Awards of Restricted Share Units under this Plan shall cease as of the Termination Date.

(vii)	DISABILITY. Where, in the case of a Key Employee, a Participant becomes afflicted by a Disability, all Restricted Share Units granted to the Participant under this Plan will continue to vest in accordance with the terms of such Restricted Share Units. Where a Key Employee’s employment is terminated due to Disability, all Restricted Share Units granted to the Participant under this Plan that have not vested will, unless the applicable Award Agreement provides otherwise and subject to the provisions below, immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date, provided, however, that any Restricted Share Units granted to such Participant which, prior to the Participant’s termination due to Disability, had vested pursuant to terms of the applicable Award Agreement will accrue to the Participant in accordance with Section 5(a)(x) hereof.

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(viii)	CESSATION OF DIRECTORSHIP. Where, in the case of Directors, a Participant ceases to be a Director for any reason, any Restricted Share Units granted to the Participant under this Plan that have not yet vested will, unless the applicable Award Agreement provides otherwise and subject to the provisions below, immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the date the Participant ceases to be a Director, provided, however, that any Restricted Share Units granted to such Participant which, prior to the Participant ceasing to be a Director for any reason, had vested pursuant to the terms of the applicable Award Agreement will accrue to the Participant in accordance with Section 5(a)(x) hereof.

(ix)	TERMINATION OF SERVICE. Where, in the case of Consultants, a Participant’s service to the Company terminates for any reason, subject to the applicable Award Agreement and any other contractual commitments between the Participant and the Company, any Restricted Share Units granted to the Participant under this Plan that have not yet vested will be forfeited and cancelled and shall be of no further force or effect as of the date of termination of service, provided, however, that any Restricted Share Units granted to such Participant which, prior to the termination of the Participant’s service to the Company for any reason, had vested pursuant to the terms of the applicable Award Agreement will accrue to the Participant in accordance with Section 5(a)(x) hereof.

(x)	PAYMENT OF AWARD. As soon as practicable after each Vesting Date of an Award of Restricted Share Units and, in no event, later than March 15th of the calendar year following the calendar year in which the Vesting Date occurred, the Company shall issue from treasury to the Participant, or if Section 5(a)(v) applies, to the Participant’s estate, a number of Shares equal to the number of Restricted Share Units credited to the Participant’s Account (and, if applicable, any dividend equivalents accrued thereon) that become payable on the Vesting Date. As of the Vesting Date, the Restricted Share Units in respect of which such Shares are issued shall be cancelled and no further payments shall be made to the Participant under this Plan in relation to such Restricted Share Units.

(b)	PERFORMANCE SHARE UNITS

(i)	ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of Performance Share Units to Key Employees and Consultants. Performance Share Units granted to a Participant shall be credited, as of the Grant Date, to the Participant’s Account. The number of Performance Share Units to be credited to a Participant shall be determined by the Board, in its sole discretion, in accordance with this Plan. Each Performance Share Unit shall, contingent upon the attainment of the Performance Criteria within the Performance Cycle, represent one Share, unless otherwise specified in the applicable Award Agreement. The number of Performance Share Units granted pursuant to an Award, the Performance Criteria which must be satisfied in order for the Performance Share Units to vest and the Performance Cycle in respect of such Performance Share Units shall be specified in the applicable Award Agreement. To the extent a Performance Share Unit issued under the Plan is subject to Section 409A of the Code, it shall be issued in compliance with the applicable requirements of Section 409A of the Code and the regulations and other guidance issued thereunder. Notwithstanding anything to the contrary contained herein, any Performance Share Units based on Shares or in whole or in part on the value of the underlying Shares or other securities of the Company, may not provide for the payment of dividends or dividend equivalents during the Performance Cycle, but may only provide that dividends or dividend equivalents accrued during the Performance Cycle shall be payable at the time such Performance Share Units vest and are paid.

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(ii)	Performance Criteria. The Board will select, settle and determine the Performance Criteria (including, without limitation, the attainment thereof), for purposes of the vesting of the Performance Share Units, in its sole discretion. An Award Agreement may provide the Board with the right, during a Performance Cycle or after it has ended, to revise the Performance Criteria and the Award amounts if unforeseen events (including, without limitation, changes in capitalization, an equity restructuring, an acquisition or a divestiture) occur which have a substantial effect on the financial results and which in the sole judgment of the Board make the application of the Performance Criteria unfair unless a revision is made. Notices will be provided by the Company to applicable regulatory authorities or stock exchanges as may be required with respect to the foregoing.

(iii)	VESTING. All Performance Share Units will vest on the Vesting Date set forth in the applicable Award Agreement and become payable to the extent that the Performance Criteria set forth in the Award Agreement are satisfied for the Performance Cycle, the determination of which satisfaction shall be made by the Board on the Determination Date.

(iv)	CHANGE OF CONTROL. Except as otherwise provided by Section 5(f)(i) hereof, in the event of a Change of Control, the Board only may approve the acceleration of the Vesting Date and/or cash out of an Award that is a Performance-Based Award if (A) the amount payable or vested is linked to the achievement of the Performance Criteria for such Performance-Based Award as of the closing date of the Change of Control and/or (B) the amount to be paid or vested under the Performance-Based Award on the Change of Control is prorated based on the time elapsed in the applicable Performance Cycle between the Performance Award’s Grant Date and the Change of Control. Any Performance-Based Awards that vest and become payable pursuant to this Section 5(b)(iv) shall become payable to the Participant in accordance with Section 5(b)(ix) hereof.

(v)	DEATH. Other than as may be set forth in the applicable Award Agreement and below, upon the death of a Participant, all Performance Share Units granted to the Participant which, prior to the Participant’s death, have not vested, will immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant or his or her estate, as the case may be, shall have no right, title or interest therein whatsoever, provided, however, the Board may determine, in its sole discretion, the number of the Participant’s Performance Share Units that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The Performance Share Units that the Board determines to have vested shall become payable in accordance with Section 5(b)(ix) hereof.

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(vi)	TERMINATION OF EMPLOYMENT.

A.	Where, in the case of Key Employees, a Participant’s employment is terminated by the Company or a Subsidiary for Cause, all Performance Share Units granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date.

B.	Where, in the case of Key Employees, other than as may be set forth in the applicable Award Agreement and below, a Participant’s employment is terminated by the Company or a Subsidiary without Cause or by voluntary termination (including Retirement), all Performance Share Units granted to the Participant which, prior to the Participant’s termination without Cause or by voluntary termination (including Retirement), have not vested, will immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant shall have no right, title or interest therein whatsoever as of the Termination Date, provided, however, the Board may determine, in its sole discretion, the number of the Participant’s Performance Share Units that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The Performance Share Units that the Board determines to have vested shall become payable in accordance with Section 5(b)(ix) hereof.

C.	In the case of Key Employees, upon termination of a Participant’s employment with the Company or a Subsidiary, the Participant’s eligibility to receive further grants of Awards of Performance Share Units under this Plan shall cease as of the Termination Date.

(vii)	DISABILITY. Where a Participant becomes afflicted by a Disability, all Performance Share Units granted to the Participant under this Plan will continue to vest in accordance with the terms of such Performance Share Units. Where a Participant’s employment is terminated due to Disability, all Performance Share Units granted to the Participant under this Plan that have not vested will, unless the applicable Award Agreement provides otherwise and subject to the provisions below, immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant shall have no right, title or interest therein whatsoever as of the Termination Date, provided, however, that the Board may determine, in its sole discretion, the number of the Participant’s Performance Share Units that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The Performance Share Units that the Board determines to have vested shall become payable in accordance with Section 5(b)(ix) hereof.

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(viii)	TERMINATION OF SERVICE. Where, in the case of Consultants, a Participant’s service to the Company terminates for any reason, subject to the applicable Award Agreement and any other contractual commitments between the Participant and the Company, all Performance Share Units granted to the Participant under this Plan that have not vested will, unless the applicable Award Agreement provides otherwise and subject to the provisions below, immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant shall have no right, title or interest therein whatsoever as of the Termination Date, provided, however, that the Board may determine, in its sole discretion, the number of the Participant’s Performance Share Units that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The Performance Share Units that the Board determines to have vested shall become payable in accordance with Section 5(b)(ix) hereof.

(ix)	PAYMENT OF AWARD. Payment to Participants in respect of vested Performance Share Units shall be made after the Determination Date for the applicable Award and in any case during the calendar year immediately following the calendar year in which the Performance Cycle ends. Such payments shall be made entirely in Shares, unless otherwise provided for in the applicable Award Agreement. The Company shall issue from treasury to the Participant, or if Section 5(b)(v) applies, to the Participant’s estate, a number of Shares equal to the number of Performance Share Units that have vested (and, if applicable, any dividend equivalents accrued thereon). As of the Vesting Date, the Performance Share Units in respect of which such Shares are issued shall be cancelled and no further payments shall be made to the Participant under this Plan in relation to such Performance Share Units.

(c)	DEFERRED SHARE UNITS

(i)	ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of Deferred Share Units to Directors in lieu of Fees. Directors become Participants effective as of the date he or she is first appointed or elected as a Director and cease to be Participants at the time they cease to be a Director for any reason. Deferred Share Units granted to a Participant in accordance with Section 5(c) hereof shall be credited, as of the Grant Date, to the Participant’s Account. To the extent a Deferred Share Unit issued under the Plan is subject to Section 409A of the Code, it shall be issued in compliance with the applicable requirements of Section 409A of the Code and the regulations and other guidance issued thereunder. Notwithstanding anything to the contrary contained herein, any Deferred Share Units based on Shares or in whole or in part on the value of the underlying Shares or other securities of the Company, may not provide for the payment of dividends or dividend equivalents, but may only provide that dividends or dividend equivalents accrued while such Deferred Share Units are outstanding shall be payable after such Deferred Share Units have vested at the time such Deferred Share Units are paid.

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(ii)	ELECTION. Each Director may elect to receive any or all of his or her Fees in Deferred Share Units under this Plan. Except as provided below, an election with respect to a calendar year must be made no later than December 31 of the preceding calendar year and shall apply only to Fees for services performed during the following calendar year. A Director who first becomes eligible to participate in this Plan (including in the calendar year in which this Plan is adopted), and who is not then a participant in any other plan or arrangement required to be aggregated with this Plan under Section 409A of the Code, may instead make an initial election within 30 days after first becoming eligible; any such initial election shall apply only to Fees for services performed after the date on which the election is made. Each election shall become irrevocable as of the applicable deadline specified above and shall remain in effect for the applicable calendar year, unless and until changed by a subsequent election made for a later calendar year in accordance with this Section 5(c)(ii).

(iii)	CALCULATION. The number of Deferred Share Units to be credited to the Participant’s Account shall be calculated by dividing the amount of Fees selected by a Director in the applicable Election Form by the Market Unit Price on the Grant Date (or such other price as required under Exchange policies) which shall be the tenth business day following each financial quarter end. If, as a result of the foregoing calculation, a Participant shall become entitled to a fractional Deferred Share Unit, the Participant shall only be credited with a full number of Deferred Share Units (rounded down), and no payment or other adjustment will be made with respect to the fractional Deferred Share Unit.

(iv)	PAYMENT OF AWARD. Each Participant shall be entitled to receive, after the effective date on which the Participant ceases to be a Director for any reason or any earlier vesting period(s) as may be set forth in the applicable Award Agreement, on the first anniversary of the effective date on which the Participant ceases to be a Director, either:

A.	that number of Shares equal to the number of Deferred Share Units credited to the Participant’s Account (and, if applicable, any dividend equivalents accrued thereon), such Shares to be issued from treasury of the Company; or

B.	a cash payment in an amount equal to the Market Unit Price on the next Trading Day (or such other price as required under Exchange policies) after the Participant ceases to be a Director of the Deferred Share Units credited to a Participant’s Account, net of applicable withholdings.

(v)	EXCEPTION. In the event that the value of a Deferred Share Unit would be determined with reference to a period commencing at a fiscal quarter-end of the Company and ending prior to the public disclosure of interim financial statements for the quarter (or annual financial statements in the case of the fourth quarter), the cash payment of the value of the Units will be made to the Participant with reference to the five Trading Days immediately following the public disclosure of the interim financial statements for that quarter (or annual financial statements in the case of the fourth quarter).

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(vi)	DEATH. Upon death of a Participant, the Participant’s estate shall be entitled to receive, within 90 days after the Participant’s death and at the sole discretion of the Board, a cash payment or Shares (and, if applicable, any dividend equivalents accrued thereon) that would have otherwise been payable in accordance with Section 5(c)(iv) hereof to the Participant upon such Participant ceasing to be Director.

(d)	OPTIONS

(i)	ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may determine, the Board may, from time to time, in its discretion, grant Awards of Options to Directors, Key Employees and Consultants, provided that such Directors, Key Employees and Consultants are determined by the Board to be bona fide Directors, Key Employees or Consultants, as the case may be, at the time of such grant. Options granted to a Participant shall be credited, as of the Grant Date, to the Participant’s Account. The number of Options to be credited to a Participant shall be determined by the Board in its sole discretion in accordance with this Plan. No dividends or dividend equivalent rights may be paid or granted with respect to any Option granted hereunder.

(ii)	EXERCISE PRICE. The exercise price of an Option shall be determined by the Board at the time the Option is granted. In no event shall such exercise price be lower than the Current Market Price at the time of grant. The Board shall not Reprice any Options previously granted under this Plan, except in accordance with the rules and policies of the Exchange, which include, for the avoidance of doubt, approval by the Company’s stockholders.

(iii)	TIME AND CONDITIONS OF EXERCISE. The Board shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under this Plan shall not exceed ten years. The Board shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(iv)	EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement. The Award Agreement shall reflect the Board’s determinations regarding the exercise price, time and conditions of exercise (including vesting provisions) and such additional provisions as may be specified by the Board.

(v)	EXERCISE. The exercise of any Option will be contingent upon receipt by the Company of a written notice of exercise in the manner and in the form set forth in the applicable Award Agreement, which written notice shall specify the number of Shares with respect to which the Option is being exercised, and which shall be accompanied by a cash payment, certified cheque or bank draft for the full purchase price of such Shares with respect to which the Option is exercised. Such Shares shall be issued and a Certificate shall be delivered to the optionee as soon as administratively practicable following the receipt of such notice and payment. Neither the optionee nor his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares unless and until the Shares are issued to such optionee under the terms of this Plan.

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(vi)	VESTING. All Options shall be granted with a Vesting Date and subject to such other vesting terms and conditions as the Board determines, in its discretion, as set forth in the applicable Award Agreement.

(vii)	CHANGE OF CONTROL. Except as otherwise provided by Section 5(f)(i) hereof, in the event of a Change of Control, and if a Participant is terminated by the Company or a Subsidiary without Cause within 60 days prior to or 24 months following such Change of Control, each outstanding Option issued to a Director or a Key Employee, to the extent that it shall not otherwise have become vested and exercisable, and subject to the applicable Award Agreement, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, but subject to the policies of the Exchange.

(viii)	DEATH. Where, in the case of Directors and Key Employees, a Participant shall die while an optionee, any Option held by such Participant at the date of death shall be exercisable in whole or in part only by the person or persons to whom the rights of the Participant under the Option shall pass by the will of the Participant or the laws of descent and distribution for a period of 120 days after the date of death of the Participant or prior to the expiration of the option period in respect of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the date of death of such Participant.

(ix)	TERMINATION OF EMPLOYMENT.

A.	Where, in the case of Key Employees, a Participant’s employment is terminated by the Company or a Subsidiary for Cause, no Option held by such Participant shall be exercisable from the Termination Date and all Options granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date.

B.	Where, in the case of Key Employees, a Participant’s employment is terminated by the Company or a Subsidiary without Cause or by voluntary termination by the Participant (including Retirement), subject to the applicable Award Agreement, (i) all unvested Options granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date and (ii) any vested Option held by such Participant at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 60 days after the Termination Date (subject to any longer period set out in the applicable Award Agreement, which period shall not, in any event, exceed 12 months from the Termination Date) or prior to the expiration of the option period in respect of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the Termination Date.

C.	Where, in the case of Key Employees, a Participant becomes afflicted by a Disability, all Options granted to the Participant under this Plan will continue to vest in accordance with the terms of such Options. Where, in the case of Key Employees, a Participant’s employment is terminated due to Disability, subject to the applicable Award Agreement, any Option held by such Participant shall remain exercisable for a period of 120 days after the Termination Date or prior to the expiration of the option period in respect of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the Termination Date.

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(x)	CESSATION OF DIRECTORSHIP. Where, in the case of Directors, a Participant ceases to be a Director for any reason, subject to the applicable Award Agreement and the provisions below, any Option held by such Participant at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 60 days after the date the Participant ceases to a be a director or prior to the expiration of the Option in respect of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the date the Participant ceased to be a director. Where, in the case of Directors, a Participant becomes afflicted by a Disability, all Options granted to the Participant under this Plan will continue to vest in accordance with the terms of such Options, provided that if a Participant ceases to be a Director due to Disability, subject to the applicable Award Agreement, any Option held by such Participant shall remain exercisable for a period of 120 days after the Participant ceases to be a Director or prior to the expiration of the option period in respect of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the date the Participant ceased to be a director.

(xi)	TERMINATION OF SERVICE. Where, in the case of Consultants, a Participant’s service to the Company terminates for any reason, subject to the applicable Award Agreement and any other contractual commitments between the Participant and the Company, no Option held by such Participant shall be exercisable from the date of termination of service.

(xii)	CASHLESS EXERCISE.

A.	A Participant may elect pursuant to written notice and subject to the approval of the Board, in its sole discretion, to undertake a broker assisted “cashless exercise” pursuant to which the Company or its designee (including third party administrators) may deliver a copy of irrevocable instructions to a broker engaged for such purposes to sell the Shares otherwise deliverable upon the exercise of the Options and to deliver promptly to the Company an amount equal to the exercise price and all applicable required withholdings against delivery of the Shares to settle the applicable trade. For greater certainty, Shares issued pursuant to this Section 5(d)(xii)(A), as well as Shares used to satisfy the exercise price and all applicable required withholdings, shall be counted against the aggregate number of Shares available for granting Awards under this Plan and will not be available again for granting Awards under this Plan.

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B.	In lieu of exercising the Options pursuant to the terms of Section 5(d)(v) or Section 7(b), a Participant may elect pursuant to written notice and subject to the approval of the Board, in its sole discretion, to undertake a “net surrender” procedure effected by surrendering his or her Options and electing to receive that number of Shares equal to the positive difference between (i) the value of the Options being exercised on the exercise date, less (ii) the aggregate exercise price of such Options and all required withholdings, with such Shares surrendered to satisfy the aggregate exercise price of such Options and all required withholdings being counted against the aggregate number of Shares available for granting Awards under this Plan and will not be available again for granting Awards under this Plan.

C.	In all events of cashless exercise or net surrender pursuant to this Section 5(d): (i) the Participant shall comply with Section 7(b) of this Plan with regards to any applicable required withholdings; and (ii) shall comply with all such other procedures and policies as the Board may prescribe or determine to be necessary or advisable from time to time in connection with such exercise. No fractional Shares will be issued upon an Optionee making an election pursuant to this Section 5(d). If the number of Shares to be issued to the Optionee in the event of such an election would otherwise include a fraction of a Common Share, the Optionee will have the right to acquire only the next lowest whole number of Shares or other security and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

(e)	STOCK APPRECIATION RIGHTS

(i)	ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may determine, the Board may, from time to time, in its discretion, grant an Award of stock appreciation rights (“SARs”) to Directors, Key Employees and Consultants, either on a stand-alone basis (“SA Rights”) or in relation to Options. SARs granted to a Participant shall be credited, as of the Grant Date, to the Participant’s Account. The number of SARs to be credited to a Participant shall be determined by the Board in its sole discretion in accordance with this Plan. No dividends or dividend equivalent rights may be paid or granted with respect to any SAR granted hereunder.

(ii)	GRANT PRICE. The exercise price of a SAR (the “SAR Grant Price”) shall be determined by the Board at the time the SAR is granted. In no event shall the SAR Grant Price be lower than the Current Market Price at the time of grant. Where SARs are granted in relation to Options, they shall be rights in respect of the same number of Shares, and the SAR Grant Price shall be the same as the exercise price of the Options they are granted in relation to. The Board shall not Reprice the SAR Grant Price of any SARs previously granted under this Plan, except in accordance with the rules and policies of the Exchange, which include, for the avoidance of doubt, approval by the Company’s stockholders.

(iii)	PAYMENT.

A.	Subject to the provisions hereof, SARs are the right to receive a payment in Shares equal to the excess, if any, of:

i.	the Current Market Price (or such other price as required under Exchange policies); over

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ii.	the SAR Grant Price,

multiplied by the number of Shares in respect of which the SARs are being exercised (less any amount required to be withheld for taxes by applicable law) (the “SAR Amount”).

B.	Notwithstanding the foregoing, in the sole discretion of the Board, the Award Agreement may provide that the Company may elect to satisfy the exercise of SARs (in whole or in part) by paying to the Participant cash in an amount equal to the SAR Amount in lieu of Shares.

(iv)	TERMS OF SARS GRANTED IN CONNECTION WITH AN OPTION. SARs may be granted in relation to Options either at the time of the grant of the Options or by adding the SARs to existing Options. SARs granted in relation to Options shall be exercisable only at the same time, by the same persons and to the same extent, that the related Options are exercisable. Upon the exercise of any SARs related to Options, the corresponding Options shall be surrendered to the Company and cancelled, and upon the exercise of any Options which have accompanying SARs, the corresponding SARs shall be surrendered to the Company and cancelled.

(v)	TERMS OF SARS GRANTED ON A STAND-ALONE BASIS. SA Rights shall be granted on such terms as shall be determined by the Board and set out in the Award Agreement (including any terms pertaining to vesting and settlement), provided the term of any SA Rights granted under this Plan shall not exceed ten years.

(vi)	EXERCISE. The exercise of any SAR will be contingent upon receipt by the Company of a written notice of exercise in the manner and in the form set forth in the applicable Award Agreement, which written notice shall specify the number of Shares with respect to which the SARs are being exercised. If the Participant is to receive Shares, a Certificate shall be issued and delivered to the Participant as soon as administratively practicable following the receipt of such notice. Neither the Participant nor his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares unless and until the Shares issuable pursuant to SARs under this Plan are issued to such Participant under the terms of this Plan.

(vii)	CHANGE OF CONTROL. Except as otherwise provided by Section 5(f)(i) hereof, in the event of a Change of Control, and if a Participant is terminated by the Company or a Subsidiary without Cause within 60 days prior to or 24 months following such Change of Control, each outstanding SAR issued to Directors and Key Employees, to the extent that it shall not otherwise have become vested and exercisable, and subject to the applicable Award Agreement, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, but subject to the policies of the Exchange.

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(viii)	DEATH. Where, in the case of Directors and Key Employees, a Participant shall die while holding a SAR, any SAR held by such Participant at the date of death shall be exercisable in whole or in part only by the person or persons to whom the rights of the Participant under the SAR shall pass by the will of the Participant or the laws of descent and distribution for a period of 120 days after the date of death of the Participant or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR at the date of death of such Participant.

(ix)	TERMINATION OF EMPLOYMENT.

A.	Where, in the case of Key Employees, a Participant’s employment is terminated by the Company or a Subsidiary for Cause, no SAR held by such Participant shall be exercisable from the Termination Date and all SARs granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date.

B.	Where, in the case of Key Employees, a Participant’s employment is terminated by the Company or a Subsidiary without Cause or by voluntary termination by the Participant (including Retirement), subject to the applicable Award Agreement, (i) all unvested SARs granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Termination Date and (ii) any vested SARs held by such Participant at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 60 days after the Termination Date or prior to the expiration of the exercise period in respect of the SARs, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SARs at the Termination Date.

C.	Where, in the case of Key Employees, a Participant becomes afflicted by a Disability, all SARs granted to the Participant under this Plan will continue to vest in accordance with the terms of such SARs. Where, in the case of Key Employees, a Participant’s employment is terminated due to Disability, subject to the applicable Award Agreement, any SAR held by such Participant shall remain exercisable for a period of 120 days after the Termination Date or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR at the Termination Date.

(x)	CESSATION OF DIRECTORSHIP. Where, in the case of Directors, a Participant ceases to be a Director for any reason, subject to the applicable Award Agreement and the provisions below, any SARs held by such Participant at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 60 days after the date the Participant ceases to be a director or prior to the expiration of the exercise period in respect of the SARs, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SARs at the date the Participant ceased to be a director. Where, in the case of Directors, a Participant becomes afflicted by a Disability, all SARs granted to the Participant under this Plan will continue to vest in accordance with the terms of such SARs, provided that if a Participant ceases to be a Director due to Disability, subject to the applicable Award Agreement, any SAR held by such Participant shall remain exercisable for a period of 120 days after the Participant ceases to be a Director or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR at the date the Participant ceased to be a director.

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(xi)	TERMINATION OF SERVICE. Where, in the case of Consultants, a Participant’s service to the Company terminates for any reason, subject to the applicable Award Agreement and any other contractual commitments between the Participant and the Company, no SAR held by such Participant shall be exercisable from the date of termination of service.

(f)	GENERAL TERMS APPLICABLE TO AWARDS

(i)	CHANGE OF CONTROL; TREATMENT OF AWARDS. Notwithstanding any other provision of this Plan or any Award Agreement, in connection with a Change of Control, the Board may, in its sole discretion and without the consent of any Participant, determine the treatment of any or all outstanding Awards, which treatment may vary among Participants, among Awards held by the same Participant and among types of Awards. Without limiting the generality of the foregoing, the Board may provide for one or more of the following with respect to any outstanding Award: (A) the assumption, continuation or substitution of the Award by the Company or any successor or surviving corporation or parent thereof, including the substitution of the Award for an award relating to the securities of the successor or surviving corporation or its parent; (B) the replacement of the Award with a cash incentive program or other compensatory arrangement of comparable value, as determined by the Board in its sole discretion; (C) the acceleration of the Vesting Date, exercisability or settlement of the Award, in whole or in part, subject to any limitations set forth in this Plan, the applicable Award Agreement and the policies of the Exchange; (D) the cancellation of the Award in exchange for a cash payment, Shares, securities of the successor or surviving corporation or its parent or other property, or any combination thereof, in each case in such amount and on such terms as the Board determines in its sole discretion; or (E) the cancellation of the Award without payment if the Board determines in its sole discretion that the Award has no value or, in the case of an Option or SAR, that the exercise price or SAR Grant Price, as applicable, equals or exceeds the value of the consideration payable per Share in the Change of Control or such other value as may be determined by the Board in its sole discretion. Any cash-out or other payment in respect of an Award may be based on the value of the consideration payable to holders of Shares in connection with the Change of Control, the Current Market Price, the Market Unit Price, or such other value as the Board determines in its sole discretion, less, in the case of an Option or SAR, the applicable exercise price or SAR Grant Price and any amount required to be withheld under Section 7(b). If the Board determines that any Performance-Based Award will vest, become payable or be cashed out in connection with a Change of Control, such determination shall be made in accordance with Section 5(b)(iv) and, to the extent applicable, shall be based on the achievement of the applicable Performance Criteria as of the closing date of the Change of Control and/or prorated based on the time elapsed in the applicable Performance Cycle between the Grant Date and the Change of Control. The Board may make any determinations under this Section 5(f)(i) either before or after the execution of any definitive agreement relating to the Change of Control, and all such determinations shall be final, conclusive and binding on the Participants and the Company. Any action taken under this Section 5(f)(i) shall be subject to applicable law, the rules and policies of the Exchange, and, to the extent applicable, Section 409A of the Code, and shall not require stockholder approval except to the extent required by applicable law or the rules and policies of the Exchange.

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(ii)	FORFEITURE EVENTS. The Board will specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for Cause, violation of material Company policies, fraud, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company or any of its Subsidiaries.

(iii)	AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Without limiting Section 5(e), Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other Security-Based Compensation Arrangement of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other Security-Based Compensation Arrangement of the Company or any Subsidiary, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iv)	NON-TRANSFERABILITY OF AWARDS. Except as otherwise provided in an Award Agreement, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company.

(v)	CONDITIONS AND RESTRICTIONS UPON SECURITIES SUBJECT TO AWARDS. The Board may provide that the Shares issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Board in its sole discretion may specify, including, without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including, without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law; (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Security-Based Compensation Arrangements; (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

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(vi)	CERTIFICATES. All Shares delivered under this Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under this Plan or the rules, regulations and other requirements of any securities commission, the Exchange and any applicable securities legislation, regulations, rules, policies or orders, and the Board may cause a legend or legends to be put on any Certificate, to make appropriate reference to such restrictions.

(vii)	CONFORMITY TO PLAN. In the event that an Award is granted which does not conform in all particulars with the provisions of this Plan, or purports to grant an Award on terms different from those set out in this Plan, the Award shall not be in any way void or invalidated, but the Award shall be adjusted by the Board to become, in all respects, in conformity with this Plan.

(viii)	RECOUPMENT FOR RESTATEMENTS. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any Shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

(g)	GENERAL TERMS APPLICABLE TO PERFORMANCE-BASED AWARDS

(i)	PERFORMANCE EVALUATION; ADJUSTMENT OF GOALS. At the time that a Performance-Based Award is first issued, the Board, in the Award Agreement or in another written document, may specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Cycle or Restriction Period, as the case may be: (A) judgments entered or settlements reached in litigation; (B) the write down of assets; (C) the impact of any reorganization or restructuring; (D) the impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results; (E) extraordinary non-recurring items as may be described in the Company’s management’s discussion and analysis of financial condition and results of operations for the applicable financial year; (F) the impact of any mergers, acquisitions, spin-offs or other divestitures; and (G) foreign exchange gains and losses.

(ii)	ADJUSTMENT OF PERFORMANCE-BASED AWARDS. The Board shall have the sole discretion to adjust the determinations of the degree of attainment of the pre-established Performance Criteria or restrictions, as the case may be, as may be set out in the applicable Award Agreement governing the relevant Performance-Based Award. Notwithstanding any provision herein to the contrary, the Board may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award. The Board shall retain the sole discretion to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.

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SECTION 6.	AMENDMENT AND TERMINATION

(a)	AMENDMENTS AND TERMINATION OF THIS PLAN. The Board may at any time or from time to time, in its sole and absolute discretion and without the approval of stockholders of the Company, except as otherwise provided herein, amend, suspend, terminate or discontinue this Plan and may amend the terms and conditions of any Awards granted hereunder, in each case subject to any required approval of any applicable regulatory authority or the Exchange, and any approval of stockholders of the Company as required by the rules of the Exchange or applicable law, including, without limitation, such as amendments that (i) increase the number of Shares available for issuance under this Plan, (ii) materially expand the individuals eligible to receive Awards under this Plan, (iii) materially increase benefits available under this Plan, (iv) reduce the exercise price of Options or the SAR Grant Price or that otherwise relate to the repricing of Awards, or (v) extend the term of an Award beyond its original term, provided that stockholder approval shall not be required for the following amendments and the Board may make any changes which may include but are not limited to:

(i)	amendments of a “housekeeping nature”;

(ii)	any amendment for the purpose of curing any ambiguity, error or omission in this Plan or to correct or supplement any provision of this Plan that is inconsistent with any other provision of this Plan;

(iii)	an amendment which is necessary to comply with applicable law or the requirements of the Exchange;

(iv)	amendments respecting administration of this Plan, except as otherwise provided herein;

(v)	changes to the terms and conditions on which Awards may be or have been granted pursuant to this Plan including changes to the vesting provisions which alter, extend or accelerate the terms of vesting applicable to any Award and terms of any Awards, provided that no such amendment may accelerate the vesting of any Award prior to the first anniversary of the Grant Date; and

(vi)	changes to the termination provisions of an Award or this Plan which do not entail an extension beyond the original fixed term.

If this Plan is terminated, prior Awards shall remain outstanding and in effect in accordance with their applicable terms and conditions.

(b)	AMENDMENTS TO AWARDS. The Board may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Board determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, this Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

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SECTION 7.	GENERAL PROVISIONS

(a)	NO RIGHTS TO AWARDS. No Director, Key Employee, Consultant or other Person shall have any claim to be granted any Award under this Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Directors, Key Employees, Consultant or holders or beneficiaries of Awards under this Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	WITHHOLDING. The Company shall be authorized to withhold from any Award granted, or any payment due or transfer made under any Award or under this Plan, the amount (in cash, Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under this Plan, and to take such other action as may be necessary, in the opinion of the Company, to satisfy statutory withholding obligations for the payment of such taxes. Without in any way limiting the generality of the foregoing, whenever cash is to be paid on the redemption, exercise or vesting of an Award, the Company shall have the right to deduct from all cash payments made to a Participant any taxes required by law to be withheld with respect to such payments. Whenever Shares are to be delivered on the redemption, exercise or vesting of an Award, the Company shall have the right to deduct from any other amounts payable to the Participant any taxes required by law to be withheld with respect to such delivery of Shares, or if any payment due to the Participant is not sufficient to satisfy the withholding obligation, to require the Participant to remit to the Company in cash an amount sufficient to satisfy any taxes required by law to be withheld. At the sole discretion of the Board, a Participant may be permitted to satisfy the foregoing requirement by:

(i)	electing to have the Company withhold from delivering Shares having a value equal to the amount of tax required to be withheld, or

(ii)	delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or a portion of the Shares and to deliver to the Company from the sales proceeds an amount sufficient to pay the required withholding taxes, provided that any Shares withheld or sold pursuant to Section 7(b)(i) or (ii) shall be counted against the aggregate number of Shares available for granting Awards under this Plan and will not be available again for granting Awards under this Plan.

(c)	NO LIMIT ON OTHER SECURITY-BASED COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Company or a Subsidiary from adopting or continuing in effect other Security-Based Compensation Arrangements, subject to any required approval of any applicable regulatory authority, the Exchange, or the stockholders, and such arrangements may be either generally applicable or applicable only in specific cases.

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(d)	NO RIGHT TO EMPLOYMENT. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of or services to the Company. Further, the Company may at any time dismiss a Participant from employment or service, free from any liability, or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement.

(e)	NO RIGHT AS STOCKHOLDER. Neither the Participant nor any representatives of a Participant’s estate shall have any rights whatsoever as stockholders in respect of any Shares covered by such Participant’s Award, until the date of issuance of such Shares to such Participant or representatives of a Participant’s estate.

(f)	GOVERNING LAW. This Plan and all of the rights and obligations arising hereunder shall be interpreted and applied in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule, or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state).

(g)	SEVERABILITY. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of this Plan and any such Award shall remain in full force and effect.

(h)	NO TRUST OR FUND CREATED. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured creditor of the Company.

(i)	NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Board shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(j)	HEADINGS. Headings are given to the Sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(k)	No Representation or Warranty. The Company makes no representation or warranty as to the value of any Award granted pursuant to this Plan or as to the future value of any Shares issued pursuant to any Award.

(l)	NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may, in its discretion, endeavor to (i) qualify an Award for favorable tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

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(m)	CONFLICT WITH AWARD AGREEMENT. In the event of any inconsistency or conflict between the provisions of this Plan and an Award Agreement, the provisions of this Plan shall govern for all purposes.

(n)	COMPLIANCE WITH LAWS. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Company is listed as may be required. The Company shall have no obligation to issue or deliver Shares under this Plan prior to:

(i)	obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)	completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 8.	EFFECTIVE DATE OF THIS PLAN AND DATE OF AMENDMENT

This Plan became effective on July 27, 2026 (the “Effective Date”), subject to stockholder approval.

SECTION 9.	TERM OF THIS PLAN

This Plan shall terminate automatically ten years after the Effective Date, provided that this Plan may be terminated on any earlier date as provided in Section 6 hereof, or if any approvals required by the Exchange are not obtained on the terms and conditions required thereby.